FIDELITY ADVISOR
(registered trademark)
KOREA FUND, INC.

ANNUAL REPORT
SEPTEMBER 30, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE          3   Ned Johnson on investing
                                 strategies.

FUND TALK                    4   The manager's review of fund
                                 performance, strategy and
                                 outlook.

INVESTMENT CHANGES           7   A summary of major shifts in
                                 the fund's investments over
                                 the past six months.

INVESTMENTS                  8   A complete list of the fund's
                                 investments with their
                                 market values.

FINANCIAL STATEMENTS         14  Statements of assets and
                                 liabilities, operations, and
                                 changes in net assets,  as
                                 well as financial highlights.

NOTES                        18  Notes to the financial
                                 statements.

REPORT OF INDEPENDENT        22  The auditors' opinion.
ACCOUNTANTS

DIVIDENDS AND DISTRIBUTIONS  23  Dividend reinvestment and
                                 cash purchase plan.

OTHER FUND INFORMATION       25  Changes and updates.

PROXY VOTING RESULTS         26

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE
INVESTMENT COMPANY ACT OF 1940
THAT FROM TIME TO TIME THE FUND MAY PURCHASE AT MARKET PRICES SHARES OF ITS COMMON STOCK IN THE
OPEN MARKET.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION
INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED
IN THE REPORT.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

September proved troublesome for the equity markets, as the Dow Jones Industrial Average shed nearly 1,000 points from its record high set about a month earlier. Jitters over an exceedingly strong economy and the direction of short-term interest rates were the primary causes of the Dow's struggle. Benefiting in part from a mild flight to safety, prices of the benchmark 30-year Treasury bond were modestly higher for the month.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,
Edward C. Johnson 3d

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Hokeun Chung)

An interview with Hokeun Chung, Portfolio Manager of Fidelity Advisor Korea Fund, Inc.

Q. HOW DID THE FUND PERFORM, HOKEUN?

A. The South Korean stock market experienced one of the most dramatic rallies in its history. For the 12-month period that ended September 30, 1999, the fund had a total return of 193.73%, based on net asset value. In comparison, the Korea Stock Exchange Composite Price Index (KOSPI) returned 210.95% during the same period. In terms of the fund's market value return - which represents gains or losses in the fund's share price - the fund returned 147.27% during the period.

Q. WHAT FACTORS DROVE THE MARKET'S IMPRESSIVE PERFORMANCE?

A. Investors continued to put their faith in the strength of South Korea's economic recovery for a number of reasons. First and foremost, while interest rates moved higher late in the period, they were still at historically low levels. This environment attracted domestic and foreign investors as equity returns appeared more attractive relative to bonds and money market accounts. Another factor was South Korea's stronger-than-expected gross domestic product (GDP) results and a favorable outlook for future GDP growth. In addition to lower interest rates and growing confidence in the economic recovery, many companies reported strong earnings growth.

Q. IN THE LAST REPORT, YOU MENTIONED THAT GOVERNMENT INTERVENTION AND A STRONG JAPANESE YEN ALSO HELPED STIMULATE THE MARKET'S GAINS. DID THIS ENVIRONMENT CONTINUE TO MOTIVATE INVESTORS?

A. While ongoing corporate reforms are necessary to maintain the market's momentum, government intervention, combined with the efforts of banks and other industries to restructure bad debt and reform troubled operations, had a major role in restoring investor confidence. Also, with the exception of the third quarter of 1999, the strong Japanese yen did provide a positive impact on South Korea's economy. Because it is primarily an export-driven economy that competes directly with Japanese companies, a strong yen benefited Korean companies by making their products cheaper relative to Japanese products. As a result, this environment boosted exports and corporate profits for Korean companies.

Q. WHY DID THE FUND UNDERPERFORM THE KOSPI DURING THE PERIOD?

A. Early in the period, the fund was underweighted in industries such as construction, real estate and banking because I felt these sectors tended to have high levels of debt and weak balance sheets relative to sectors such as technology and utilities. Since January, this strategy helped the fund outperform the KOSPI. However, the fund underperformed early in the period as stocks in the construction, real estate and banking sectors benefited dramatically from declining interest rates.

Q. WHICH STOCKS PROVIDED THE BIGGEST BOOST TO TOTAL RETURN?

A. Samsung Electronics, the fund's largest holding, continued to produce exceptional returns. Its shares experienced a strong rally during the period as this leader in dynamic random access memory
(DRAM) manufacturing benefited from increasing DRAM prices and robust demand. Shares of Pohang Iron & Steel, another top holding of the fund, benefited from the global economic recovery, increased steel prices and improved domestic and global demand for its products. The fund's second-largest holding, Korea Electric Power, also provided outstanding results for the fund. It benefited from the government's plans to privatize the company - transitioning it from a government-run agency to a privately held corporation - which should make it more focused on investment returns and profitability.

Q. WHICH HOLDINGS HURT THE FUND'S PERFORMANCE?

A. While I remained underweighted in financial services and banking stocks relative to the KOSPI, a number of financial services companies detracted from the fund's total return. Holdings in Korea Exchange Bank, Hana Bank, Hyundai Securities and Hanvit Bank declined sharply during the third quarter as interest rates started to move higher. Investors also became concerned that South Korean banks were not making enough effort to recapitalize or restructure their debt to improve their balance sheets. Outside the financial sector, the fund's holding in Medison Co. Ltd., a medical equipment and supplies company, underperformed relative to the overall market. Despite the stable performance of the Korean currency - the won - investors perceived that this export-driven company would be hurt by a strengthening won.

Q. THE MARKET STALLED IN RECENT MONTHS, MAKING IT DIFFICULT TO IMAGINE THAT THIS AMAZING RECOVERY CAN CONTINUE MUCH LONGER. WHAT'S YOUR
OUTLOOK, HOKEUN?

A. While we may see more volatility in the short term, I'm generally bullish on the South Korean market. Despite recent concerns about inflation due to rising oil and commodity prices, as well as the market decline brought on by potential problems at investment trusts due to the bankruptcy of industry giant Daewoo Securities, I think the short- and long-term prospects for corporate earnings and profitability are positive. Many Korean companies are restructuring debt and improving their operational strategies, and I believe this will remain a major focus over the next few years. In the past, the South Korean stock market traded at a discount to other regional markets because of its debt-driven growth. However, ongoing restructuring efforts should help re-establish the South Korean market, as corporate management focuses more on returns, profitability and increasing shareholder value. As a result, I remain positive on the economic recovery and even increased the fund's holdings in growth stocks, such as electronics. I also increased the fund's exposure to cyclical industries, such as petrochemicals, steel, department store operators and durable goods such as autos, tires and accessories due to increased consumer spending.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: to achieve long-term
capital appreciation through
investments in equity and
debt securities of Korean
issuers

FUND NUMBER: 603

TRADING SYMBOL: FAK

START DATE: October 31,
1994

SIZE: as of September 30,
1999, more than $60 million

MANAGER: Hokeun Chung,
since 1996; joined Fidelity
in 1994

HOKEUN CHUNG ON THE
YEAR 2000 COMPUTER
ISSUE IN SOUTH KOREA:

"As we move closer to January 1,
2000, concerns over potential Year
2000 (Y2K) computer mishaps are
giving the markets and investors
some pause. Despite indications
that most South Korean
companies and government
agencies are prepared, some
investors fear that problems at
smaller companies down the
supply chain may cause business
disruptions.

"While it is impossible to predict
investor sentiment and reaction
toward this type of short-term
market situation, it is also an
extremely difficult task to screen
every company and all of their
associated suppliers and vendors.
However, I want to assure you that
my analysts and I regularly meet
and speak with management at
each of the companies in the
portfolio and receive detailed
updates regarding each company's
Y2K efforts and readiness. As a
result, we have a high level of
confidence in the Y2K
preparedness of every company in
the fund, and do not anticipate
any major disruptions in business
operations or earnings."


INVESTMENT CHANGES





TOP TEN STOCKS AS OF
SEPTEMBER 30, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS 6
                                                        MONTHS AGO

Samsung Electronics Co. Ltd.    15.0                     12.7

Korea Electric Power Corp.      9.9                      11.5

Korea Telecom                   7.7                      3.2

Pohang Iron & Steel Co. Ltd.    6.8                      5.4

SK Telecom Co. Ltd.             3.6                      3.4

Lg Chemical Ltd.                2.9                      1.8

Shinsegae Department Store      2.8                      2.4

Samsung Electro-Mechanics Co.   2.5                      2.1

Cheil Jedang Corp.              2.5                      4.9

Kookmin Bank                      2.5                      2.6

                                 56.2                     50.0

TOP TEN MARKET SECTORS AS OF
SEPTEMBER 30, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS 6
                                                        MONTHS AGO

UTILITIES                       23.3                     18.1

TECHNOLOGY                      22.4                     19.8

FINANCE                         15.7                     21.6

BASIC INDUSTRIES                12.2                     13.6

DURABLES                        6.2                      3.7

NONDURABLES                     3.8                      8.0

RETAIL & WHOLESALE              3.2                      3.2

SERVICES                        2.9                      4.1

INDUSTRIAL MACHINERY &          2.5                      2.8
EQUIPMENT

HEALTH                          2.5                      7.9


PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

INVESTMENTS SEPTEMBER 30, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 98.9%

                                 SHARES                 VALUE (NOTE 1)

BASIC INDUSTRIES - 12.2%

CHEMICALS & PLASTICS - 4.7%

Korea Chemical Co. Ltd.           7,860                 $ 503,970

Lg Chemical Ltd. (a)              60,000                 1,741,060

Rifa Industrial Co.               20,000                 212,084

Youl Chon Chemical Co.            100,000                355,117

                                                         2,812,231

IRON & STEEL - 6.8%

Pohang Iron & Steel Co. Ltd.      36,922                 4,142,910

PAPER & FOREST PRODUCTS - 0.7%

Hansol Paper Co. Ltd.             40,000                 434,032

TOTAL BASIC INDUSTRIES                                   7,389,173

CONSTRUCTION & REAL ESTATE -
1.7%

BUILDING MATERIALS - 0.8%

Hanil Cement Manufacturing        10,000                 201,397
Co.Ltd.

Keumkang Ltd. (a)                 5,000                  271,270

                                                         472,667

CONSTRUCTION - 0.9%

Daelim Industrial Co.             20,000                 251,541

Daelim Industrial Co. rights      4,986                  14,345
10/05/99 (a)

Doosan Construction &             60,000                 298,397
Engineering Co. Ltd.

                                                         564,283

TOTAL CONSTRUCTION & REAL                                1,036,950
ESTATE

DURABLES - 6.2%

AUTOS, TIRES, & ACCESSORIES -
3.5%

Hyundai Motor Co. Ltd.            22,460                 464,339

Kia Motors Corp. (a)              50,000                 472,667

Samsung Corp.                     80,000                 1,170,571

                                                         2,107,577

CONSUMER ELECTRONICS - 2.0%

Lg Electronics, Inc.              35,000                 1,173,859

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

DURABLES - CONTINUED

TEXTILES & APPAREL - 0.7%

Handsome Co. Ltd. (a)             50,000                $ 213,728

Illinois Shin Spinning Co.        4,050                  229,716
Ltd.

                                                         443,444

TOTAL DURABLES                                           3,724,880

ENERGY - 0.8%

OIL & GAS - 0.8%

Ssangyong Oil Refining            25,000                 499,383

FINANCE - 15.7%

BANKS - 9.9%

Hana Bank                         100,000                740,649

Hanvit Bank (a)                   184,600                690,448

Housing & Commercial Bank (a)     60,000                 1,159,062

Kookmin Bank                      120,009                1,504,428

KorAm Bank Ltd.                   50,000                 334,977

Korea Exchange Bank (a)           80,000                 342,622

Shinhan Bank                      130,000                1,207,562

                                                         5,979,748

CREDIT & OTHER FINANCE - 1.3%

Samsung Securities Co. Ltd.       25,000                 811,755

INSURANCE - 2.5%

Samsung Fire & Marine             34,000                 1,498,067
Insurance

SECURITIES INDUSTRY - 2.0%

Daewoo Securities Co. Ltd.        25,000                 368,886

Dongwon Securities Co. Ltd.       25,000                 587,751

Hyundai Securities Co. Ltd.       15,000                 271,270

                                                         1,227,907

TOTAL FINANCE                                            9,517,477

HEALTH - 2.5%

DRUGS & PHARMACEUTICALS - 0.5%

Suheung Capsule Co. Ltd.          30,000                 313,193

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

HEALTH - CONTINUED

MEDICAL EQUIPMENT & SUPPLIES
- 2.0%

Medison Co. Ltd.                  110,000               $ 1,175,503

TOTAL HEALTH                                             1,488,696

INDUSTRIAL MACHINERY &
EQUIPMENT - 2.5%

ELECTRICAL EQUIPMENT - 2.5%

Samsung Electro-Mechanics Co.     30,000                 1,528,976

MEDIA & LEISURE - 0.6%

LODGING & GAMING - 0.6%

Hotel Shilla Co.                  50,000                 382,244

NONDURABLES - 3.8%

BEVERAGES - 0.7%

Doosan Co. Ltd. (a)               8,000                  331,443

Hite Brewery Co. Ltd. (a)         1,644                  54,462

                                                         385,905

FOODS - 3.1%

Cheil Jedang Corp.                28,000                 1,507,603

Nong Shim Co. Ltd.                7,000                  378,052

                                                         1,885,655

TOTAL NONDURABLES                                        2,271,560

RETAIL & WHOLESALE - 3.2%

GENERAL MERCHANDISE STORES -
2.8%

Shinsegae Department Store        30,000                 1,681,873

TRADING COMPANIES - 0.4%

Hyundai Industrial                26,000                 285,327
Development & Construction
Co.

TOTAL RETAIL & WHOLESALE                                 1,967,200

SERVICES - 2.9%

ADVERTISING - 1.1%

Cheil Communications, Inc.        10,000                 632,141

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

SERVICES - CONTINUED

SERVICES - 1.8%

S1 Corp.                          6,644                 $ 1,116,891

TOTAL SERVICES                                           1,749,032

TECHNOLOGY - 22.4%

COMMUNICATIONS EQUIPMENT - 1.7%

LG Information &                  7,000                  509,248
Communications Ltd.

LG Information &                  1,357                  16,175
Communications Ltd. rights
10/06/99 (a)

Sindoricoh Co. Ltd.               14,000                 516,728

                                                         1,042,151

COMPUTER SERVICES & SOFTWARE
- 1.2%

Daou Technology, Inc. (a)         55,000                 714,344

COMPUTERS & OFFICE EQUIPMENT
- 1.3%

Trigem Computer, Inc.             11,427                 784,344

ELECTRONICS - 18.2%

Hyundai Electronics               30,000                 813,810
Industries Co. Ltd. (a)

Mirae Corp.                       110,000                587,751

Samsung Display Devices Ltd.      10,000                 567,201

Samsung Electronics Co. Ltd.      56,000                 9,068,633

                                                         11,037,395

TOTAL TECHNOLOGY                                         13,578,234

TRANSPORTATION - 1.1%

AIR TRANSPORTATION - 0.7%

Korean Air                        30,000                 431,566

TRUCKING & FREIGHT - 0.4%

Hyundai Merchant Marine Co.       20,000                 221,948
Ltd. (a)

TOTAL TRANSPORTATION                                     653,514

UTILITIES - 23.3%

CELLULAR - 3.6%

SK Telecom Co. Ltd.               2,379                  2,200,061

ELECTRIC UTILITY - 9.9%

Korea Electric Power Corp.        182,000                5,984,378

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

UTILITIES - CONTINUED

TELEPHONE SERVICES - 9.8%

Korea Telecom                     75,000                $ 4,630,084

Korea Telecom Sponsored ADR       35,000                 1,295,000
(a)

                                                         5,925,084

TOTAL UTILITIES                                          14,109,523

TOTAL COMMON STOCKS                                      59,896,842
(Cost $36,837,286)

CORPORATE BONDS - 0.0%

MOODY'S RATINGS (UNAUDITED)

FINANCE - 0.0%

BANKS - 0.0%

Shinhan Bank 0% 12/31/48 unit   -       6,493 (c)       731
(Cost $49)

CASH EQUIVALENTS - 1.6%

                              SHARES

Taxable Central Cash Fund,     989,245                 989,245
5.22% (b) (Cost $989,245)

TOTAL INVESTMENT PORTFOLIO -                           60,886,818
100.5%
(Cost $37,826,580)

NET OTHER ASSETS - (0.5)%                              (285,618)

NET ASSETS - 100%                                    $ 60,601,200

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Amount represents units held.

INCOME TAX INFORMATION

At September 30, 1999, the aggregate cost of investment securities for income tax purposes was $39,310,574. Net unrealized appreciation aggregated $21,576,244, of which $24,827,244 related to appreciated investment securities and $3,251,000 related to depreciated investment securities.

At September 30, 1999, the fund had a capital loss carryforward of approximately $29,824,000 of which $3,725,000, $2,506,000, $11,446,000 and $12,147,000 will expire on September 30, 2004, 2005, 2006 and
2007, respectively.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                      SEPTEMBER 30, 1999

ASSETS

Investment in securities, at                $ 60,886,818
value (cost $37,826,580) -
See accompanying schedule

Receivable for investments                   171,961
sold

Dividends receivable                         4,805

Interest receivable                          2,341

Deferred organization expenses               2,278

 TOTAL ASSETS                                61,068,203

LIABILITIES

Payable for investments          $ 282,130
purchased

Accrued management fee            57,332

Other payables and accrued        127,541
expenses

 TOTAL LIABILITIES                           467,003

NET ASSETS                                  $ 60,601,200

Net Assets consist of:

Paid in capital                             $ 68,802,687

Accumulated undistributed net                (31,275,494)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  23,074,007
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS, for 5,619,043                   $ 60,601,200
shares outstanding

NET ASSET VALUE ($60,601,200                 $10.78
(divided by) 5,619,043
shares)

STATEMENT OF OPERATIONS
                          YEAR ENDED SEPTEMBER 30, 1999

INVESTMENT INCOME                             $ 674,704
Dividends

Interest                                       27,876

                                               702,580

Less foreign taxes withheld                    (109,087)

 TOTAL INCOME                                  593,493

EXPENSES

Management fee                   $ 498,248

Transfer agent fees               10,419

Administration fees and           103,099
expenses

Director's compensation           51,814

Custodian fees and expenses       89,297

Audit                             62,085

Legal                             11,161

Amortization of organization      31,500
expenses

Reports to shareholders           14,408

Miscellaneous                     2,768

 Total expenses before            874,799
reductions

 Expense reductions               (69,788)     805,011

NET INVESTMENT INCOME (LOSS)                   (211,518)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            7,171,482

 Foreign currency transactions    (143,551)    7,027,931

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            35,445,393

 Assets and liabilities in        13,573       35,458,966
foreign currencies

NET GAIN (LOSS)                                42,486,897

NET INCREASE (DECREASE) IN                    $ 42,275,379
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                              YEAR ENDED SEPTEMBER 30, 1999  YEAR ENDED SEPTEMBER 30, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment     $ (211,518)                    $ (326,878)
income (loss)

 Net realized gain (loss)      7,027,931                      (24,704,128)

 Change in net unrealized      35,458,966                     2,633,662
appreciation (depreciation)

 NET INCREASE (DECREASE) IN    42,275,379                     (22,397,344)
NET ASSETS RESULTING  FROM
OPERATIONS

Share Transactions

 Common stock repurchased      (4,588,886)                    -

 Repurchase offer expenses     (50,478)                       -

 Redemption fees added to      50,478                         -
paid in capital

 Cost of shares repurchased    (4,588,886)                    -

  TOTAL INCREASE (DECREASE)    37,686,493                     (22,397,344)
IN NET ASSETS

NET ASSETS

 Beginning of period           22,914,707                     45,312,051

 End of period                $ 60,601,200                   $ 22,914,707

OTHER INFORMATION              (624,338)                      -
Shares repurchased


FINANCIAL HIGHLIGHTS

YEARS ENDED SEPTEMBER 30,        1999         1998       1997         1996       1995 J

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 3.67       $ 7.26     $ 10.71      $ 12.62    $ 14.10
of period

Income from  Investment
Operations

Net investment income (loss) H    (.04) L      (.05)      (.06)        (.08)      (.02)

Net realized and unrealized       7.15         (3.54)     (3.14)       (1.83)     (1.30)
gain (loss)

Total from investment             7.11         (3.59)     (3.20)       (1.91)     (1.32)
operations

Dilution resulting from           -            -          (.19)        -          -
common stock issued  through
rights offering

Offering expenses                 -            -          (.06)        -          (.16)

Net asset value, end of period   $ 10.78 K    $ 3.67     $ 7.26       $ 10.71    $ 12.62

Market value, end of period      $ 8.500      $ 3.438    $ 6.875      $ 10.500   $ 11.125

TOTAL RETURN B Market value E     147.27%      (50.00)%   (31.23)% D   (5.62)%    (25.83)% D

Net asset value C, F, G           193.73%      (49.45)%   (28.08)%     (15.13)%   (10.50)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 60,601     $ 22,915   $ 45,312     $ 47,181   $ 55,603
(000 omitted)

Ratio of expenses to average      1.75%        2.32%      1.88%        1.80%      1.88% A
net assets

Ratio of expenses to average      1.61% I, L   2.30% I    1.88%        1.79% I    1.88% A
net assets after expense
reductions

Ratio of net investment           (.42)%       (1.22)%    (.64)%       (.68)%     (.19)% A
income  (loss) to average
net assets

Portfolio turnover rate           58%          65%        51%          28%        25% A


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D TOTAL MARKET VALUE RETURN INCLUDES THE EFFECT OF THE SALES LOAD PAID IN CONNECTION WITH THE INITIAL PUBLIC OFFERING AND RIGHTS OFFERING.
E TOTAL RETURN BASED ON MARKET VALUE REFLECTS THE EFFECT OF CHANGES IN THE FUND'S MARKET VALUE AND ASSUMES DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, IF ANY, WERE REINVESTED.
F TOTAL RETURN BASED ON NET ASSET VALUE REFLECTS THE EFFECT OF CHANGES IN THE NET ASSET VALUE ON THE PERFORMANCE OF THE FUND, AND ASSUMES DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, IF ANY, WERE REINVESTED. THIS PERCENTAGE IS NOT AN INDICATION OF THE PERFORMANCE OF SHAREHOLDER'S INVESTMENT IN THE FUND BASED ON THE MARKET VALUE DUE TO DIFFERENCES BETWEEN THE MARKET PRICE OF THE STOCK AND THE NET ASSET VALUE OF THE FUND.
G TOTAL NET ASSET VALUE RETURN DOES NOT INCLUDE THE EFFECT OF DILUTION OR SALES LOAD.
H NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
I FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
J FOR THE PERIOD OCTOBER 31, 1994 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1995.
K THE FUND INCURRED EXPENSES OF $.01 PER SHARE IN CONNECTION WITH ITS REPURCHASE OFFER WHICH WERE OFFSET BY REDEMPTION FEES COLLECTED AS PART OF THE REPURCHASE OFFER.
L INCLUDES REIMBURSEMENT OF $.01 PER SHARE FROM THE CUSTODIAN FOR AN ADJUSTMENT TO PRIOR PERIODS' FEES.

NOTES TO FINANCIAL STATEMENTS
For the period ended September 30, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Korea Fund, Inc. (the fund), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified closed-end management investment company.

There are 100,000,000 shares of $.001 par value common stock authorized. During the first calendar quarter of each year, the Board of Directors of the fund may, under certain circumstances, conduct a repurchase or tender offer to repurchase a maximum of ten percent of the fund's outstanding shares of common stock at a price equal to the net asset value per share at the time of repurchase.

In March 1999, the fund completed a repurchase offer for ten percent of the fund's outstanding shares. The repurchase offer resulted in the repurchase of 624,338 shares of the fund's common stock at a net asset value of $7.35 per share. Such shares are included as authorized but unissued shares of the fund.

The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses on disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY TRANSLATION - CONTINUED

currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income, which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. The fund incurred organization expenses in connection with its initial issuance of shares. The organization expenses of $157,276 are being amortized on a straight-line basis for a five-year period beginning at the commencement of operations of the fund.

In addition, the fund incurred expenses in connection with its repurchase offers of approximately $50,478 which were paid by the fund and charged to paid in capital. These expenses were offset by redemption fees collected as a part of the repurchase offer and were accounted for as an addition to paid in capital.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Pursuant to the fund's Dividend Reinvestment and Cash Purchase Plan (the Plan), shareholders may elect to have all distributions automatically reinvested in fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at net asset value. If the net asset value is less than 95% of the market price on valuation date, then shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of the fund shares at such time, the Plan Agent will purchase shares of stock valued at market price on the valuation date.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

The fund invests in new securities offered by some foreign companies by making applications in the public offering. Either all, or a portion, of the issue price is paid at the time of the application and recorded as application money for new issues. Upon allotment, this amount, plus the remaining amount of issue price, is recorded as cost of investments.

2. OPERATING POLICIES.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income.

2. OPERATING POLICIES - CONTINUED

TAXABLE CENTRAL CASH FUND - CONTINUED

Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $27,775,640 and $32,810,796, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a fee that is computed daily at an annual rate of 1.00% of the fund's average net assets.

ADVISER FEE. FMR and the fund entered into an investment advisory agreement with Fidelity International Investment Advisors (FIIA), an affiliate of FMR, pursuant to which FIIA is responsible for the management of the fund's portfolio in accordance with the fund's investment policies and for making decisions to buy or sell securities. FMR pays FIIA a portion of its management fee.

SUB-ADVISER FEE. FIIA, on behalf of the fund, has entered into a sub-advisory agreement with Fidelity Investments Japan Limited (FIJ), an affiliate of FMR, to provide advisory services concerning fund assets invested in Japanese and other securities. FIIA pays FIJ a portion of its fee based on the assets managed by FIJ.

ADMINISTRATIVE FEE. Fidelity Service Company, Inc. (FSC), a division of FMR Corp., has entered into a Fund Manage-ment Agreement with the fund to provide, or arrange to provide, administrative services to the fund including maintaining the fund's accounting records. As the fund's administrative manager, FSC receives a monthly fee at an annual rate of .20% of the fund's average net assets.

5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $10,427 under this arrangement. In addition, the fund received a reimbursement of $59,361 from the custodian related to an adjustment to prior periods' fees.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board
of Directors of Fidelity Advisor
Korea Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Korea Fund, Inc. at September 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Korea Fund, Inc.'s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts

November 9, 1999

DIVIDENDS AND DISTRIBUTIONS
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN


The fund intends to distribute annually to shareholders substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains at least annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), adopted by the fund, shareholders may elect to have all distributions automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in fund shares, pursuant to the Plan. Shareholders who do not elect to participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent. Shareholders who would like additional information regarding the Plan or wish to have distributions automatically reinvested should notify the fund, c/o the Plan Agent for Fidelity Advisor Korea Fund, Inc., at Two Heritage Drive, Quincy, Massachusetts 02171.

The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Directors of the fund declare an income dividend or a capital gains distribution payable either in the fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then new shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, then the next preceding trading day. If the net asset value exceeds the market price of fund shares at such time, or if the fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participant's account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional payments to the Plan Agent, annually, in any amount from $100 to $3,000 for investment in the fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase fund shares in the open market on or about February 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date as specified above. A participant may withdraw a voluntary cash payment by written notice if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions and voluntary cash payments will be paid by the fund. There will be no brokerage charges with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant's account will be charged a prorata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions.

If your shares are held in your own name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in nominee name, you should be able to withdraw from the Plan without penalty at any time by sending written notice to your nominee. If you withdraw, you will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send you a check for the proceeds. Please note that, if you participate in the Plan through a brokerage account, you may not be able to continue as a participant if you transfer those shares to another broker. Contact your broker or nominee or the Plan Agent to see what is the best arrangement for you to participate in the Plan.

Experience under the Plan may indicate that changes are desirable. Accordingly, the fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the fund or Plan Agent by at least 30 days written notice to all participants in the Plan. All correspondence concerning the Plan should be directed c/o the Plan Agent for Fidelity Advisor Korea Fund, Inc., at Two Heritage Drive, Quincy, Massachusetts 02171.

OTHER FUND INFORMATION


All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 (1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

CUSTODIAN. The Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York 10036, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of the subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the fund or in deciding which securities are purchased or sold by the fund. However, the fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. The Bank of New York and The Chase Manhattan Bank, each headquartered in New York, also may serve as a special purpose custodian of certain assets of the fund in connection with pooled repurchase agreement transactions.

YEAR 2000 READINESS. The fund could be adversely affected if the computer systems used by FMR and other service providers do not properly process and calculate date-related information from and after January 1, 2000. FMR has advised the fund that it is actively working on necessary changes to its computer systems and expects that its systems, and those of other major service providers, will be modified prior to January 1, 2000. However, there can be no assurance that there will be no adverse impact on the fund.

In addition, many foreign countries are less prepared than the United States to properly process and calculate information related to dates from and after January 1, 2000, which could result in difficulty pricing foreign investments and failure by foreign issuers to pay timely dividends, interest or principal.

PROXY VOTING RESULTS


The annual meeting of the fund's shareholders was held on July 14, 1999. The results of votes taken among shareholders on proposals are listed below.

PROPOSAL 1

To elect two class II Directors (Messrs. Pozen and Yunich) to serve for a term expiring on the date on which the annual meeting of shareholders is held in 2000, or until their successors are duly elected and qualified.

               # OF            % OF
               SHARES VOTED    SHARES VOTED
ROBERT C. POZEN
(CLASS II DIRECTOR)
Affirmative    4,052,374.000   97.390

Withheld       108,603.000     2.610

TOTAL          4,160,977.000   100.000

DAVID L. YUNICH
(CLASS II DIRECTOR)
Affirmative    4,051,374.000   97.366

Withheld       109,603.000     2.634

TOTAL          4,160,977.000   100.000

PROPOSAL 2

To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.

               # OF            % OF
               SHARES VOTED    SHARES VOTED
Affirmative    4,055,629.000   97.468

Against        75,289.000      1.810

Abstain        30,059.000      0.722

TOTAL          4,160,977.000   100.000







ADDRESS
Fidelity Advisor Korea Fund, Inc.
82 Devonshire Street
Boston, MA
1-800-426-5523

INVESTMENT MANAGER
Fidelity Management &
Research Company
Boston, MA

INVESTMENT ADVISER
Fidelity International
Investment Advisors
Pembroke, Bermuda

INVESTMENT SUB-ADVISER
Fidelity Investments Japan Limited
Tokyo, Japan

DIRECTORS AND OFFICERS
Edward C. Johnson 3d,
Director and President
Robert C. Pozen, Director and
Senior Vice President
Helmert Frans van den Hoven, Director
Edward H. Malone, Director
Bertram H. Witham, Jr., Director
David L. Yunich, Director
Keith Ferguson, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
Gregory T. Merz, Assistant Secretary
John H. Costello, Assistant Treasurer

FAK-ANN-1199  67956
1.537462.102

TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR
State Street Bank and Trust Company
Boston, MA

CUSTODIAN
The Chase Manhattan Bank
New York, NY

LEGAL COUNSEL
Rogers & Wells
New York, NY

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Boston, MA

(2_FIDELITY_LOGOS)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com